UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant □

Check the appropriate box:

□ Preliminary Proxy Statement
□ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
□ Definitive Additional Materials
□ Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
□ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.Title of each class of securities to which transaction applies:
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4.Proposed maximum aggregate value of transaction:
1

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□ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.Amount previously paid:
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2

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of stockholders of Profire Energy, Inc. (the “Company,” “our” or “we”) will be held virtually using the instructions below on June 16, 2021 at 9:00 a.m. Mountain Daylight Time (the “Annual Meeting”) for the following purposes:

1.To elect five directors to the Company’s board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.To transact any other business as may properly come before the meeting or at any adjournment thereof.

Due to the COVID-19 pandemic, the Annual Meeting will be conducted completely online via the Internet. Stockholders may attend and participate in the meeting by visiting www.colonialstock.com/profire2021. To access the virtual Annual Meeting, you will need to click on the Virtual Meeting Instructions under the proxy materials to register for the meeting and enter the control number found on your proxy card. We encourage you to access the meeting before the start time of 9:00 a.m., Mountain Daylight Time, on June 16, 2021.

These business items are described more fully in the proxy statement accompanying this notice. Only stockholders who owned our common stock at the close of business on April 19, 2021 can vote at this meeting or any adjournments that may take place. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

On May 3, 2021, we mailed to most of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”). The notice contains instructions on how to access those documents via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, the 2020 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of Internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We believe this process minimizes the costs of printing and distributing our proxy materials.

YOUR VOTE IS IMPORTANT. PLEASE VOTE VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU RECEIVED A PAPER PROXY CARD AND VOTING INSTRUCTIONS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOU VOTE VIA THE INTERNET OR BY RETURNING YOUR PROXY CARD PROMPTLY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING REMOTELY.

By order of the board of directors,

April 30, 2021        /s/ Ryan W. Oviatt            /s/ Cameron M. Tidball
Ryan W. Oviatt                 Cameron M. Tidball                                         Co-Chief Executive Officer        Co-Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2021:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2020 and the proxy card are available via the Internet at:
www.colonialstock.com/Profire2021

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement (the “Proxy Statement”) is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the “Company,” “our” or “we”), in connection with the solicitation of proxies by our board of directors (sometimes referred to as the “Board” or “Board of Directors”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held virtually, at 9:00 a.m. Mountain Daylight Time, on June 16, 2021, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.To elect five directors to the Company’s Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2.To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

3.To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board has fixed the close of business on April 19, 2021 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are pleased to make these proxy materials available over the Internet, which we believe benefits our stockholders and reduces the expense of our Annual Meeting. A notice of the Internet availability of the meeting materials (“Notice”) will be mailed to stockholders on or about May 3, 2021. You will not receive a printed copy of the meeting materials. Instead, the Notice will instruct you as to how you may access and review all the information contained in the meeting materials. Should you request a printed copy of meeting materials, we will make paper copies of these proxy materials available free of charge. To request a copy, please send your request to the Company’s Secretary by mail at the address listed above, by toll-free phone at 1-877-285-8605, or by email at annualmeeting@colonialstock.com.

The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2020 are also available on the Company’s website at www.profireenergy.com. The Company’s website address provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR Proposals 1 and 2 presented in this Proxy Statement.

PROXY INFORMATION
Who is soliciting my proxy?

The Board is soliciting your proxy to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on April 19, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments. On the Record Date, there were 51,434,074 issued and 48,021,696 outstanding shares of common stock entitled to vote at the Annual Meeting. The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

When and where will the Annual Meeting be held?

The Annual Meeting will be held virtually on June 16, 2021, at 9:00 a.m., Mountain Daylight Time. The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.colonialstock.com/profire2021. To access the virtual Annual Meeting, you will need to click on the Virtual Meeting Instructions under the proxy materials to register for the meeting. We encourage you to access the meeting before the start time of 9:00 a.m., Mountain Daylight Time, on June 16, 2021.

How do I vote my shares at the virtual meeting?

You can vote virtually during the Annual Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via internet or telephone as indicated on the proxy card. If you hold shares of our common stock as the stockholder of record, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of our common stock in “street name,” then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm, or other nominee and are not required to take any additional action to obtain a legal proxy. Stockholders of record can follow the instructions at www.colonialstock.com/profire2021 in order to vote their shares during the Annual Meeting. You will need the 16-digit control number provided on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials. Even if you plan to attend the virtual Annual Meeting, you should submit a proxy card or voting instruction for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

If you received printed proxy materials, you also have the option of submitting your proxy card by mail or attending the meeting and delivering the proxy card. The designated proxies will vote according to your instructions; however, if you are a registered stockholder of record and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

“FOR” the election of the nominated directors in Proposal 1;

“FOR” the ratification of the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2021 in Proposal 2.

If your shares are held in the name of a bank, broker or other nominee, your shares are held in “street name.” If you are a “street name” stockholder and you do not return instructions on how to vote to your bank, broker, or other nominee, your shares will not be voted on Proposal 1. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting.

Why is the Annual Meeting a virtual, online meeting?

A virtual Annual Meeting allows us to conduct the Annual Meeting as scheduled and conduct the business before the meeting, with the possibility for full stockholder participation, even in light of logistical complications brought on due to the COVID-19 pandemic. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage broader stockholder participation by those who would be unable to attend in person, and improve our ability to communicate more effectively with our stockholders during the meeting.

Why did I receive a notice of Internet Availability of Proxy Materials instead of a full set of the proxy materials?

SEC rules allow companies to furnish their proxy materials via the Internet. Accordingly, we sent to some of our stockholders a notice of Internet Availability of proxy materials for the Annual Meeting. Other stockholders were instead sent paper copies of the proxy materials which are also accessible via the Internet. Instructions on how to access the proxy materials via the Internet or to request a paper copy can be found in the notice of Internet availability of proxy materials.

Can I vote by completing and returning the notice of Internet availability of proxy materials?

No, but the notice of Internet availability of proxy materials provides instructions on how to vote your shares.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•Submitting another timely, later-dated proxy;

•Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from your bank, broker or nominee, which is the holder of record, to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

To hold an Annual Meeting and transact business, a majority of outstanding shares of common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Abstentions and broker non-votes (which occur when a broker indicates on a proxy card that it is not voting on a matter) are considered shares present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will not affect the outcome of the vote on any of the proposals to be voted upon at the Annual Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote, as further discussed below.

Abstentions and Broker Non-Votes

Stockholders may abstain from voting on any of the proposals. Abstentions are not counted as votes cast for a proposal. Additionally, abstentions will not be counted as votes for or against Proposals 1 or 2.

A broker non-vote occurs when a broker submits a proxy vote with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in “street name,” brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include matters such as the ratification of auditors. Most other matters are considered non-routine matters, including the election of directors and advisory votes on executive compensation. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business. With regard to Proposals 1 and 2, broker non-votes will not be counted for purposes of determining whether such proposals have been approved and will not have the effect of negative votes.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting, but have submitted your proxy by following the instructions on the Notice, you have authorized certain members of the Company’s management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the Record Date.

How many votes are required to approve matters to be presented?

Proposal 1: Election of Directors. Directors in an Uncontested Election (as defined below) shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election. In all director elections other than Uncontested Elections, the nominees for election as a director shall be elected by a majority of the votes cast, provided a quorum is present in person or by proxy. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting.

An “Uncontested Election” means any meeting of stockholders at which directors are to be elected and the number of nominees does not exceed the number of directors to be elected and with respect to which (i) no stockholder has submitted notice to nominate a candidate for election at such meeting in accordance with Paragraph 1.16 of the Company’s Bylaws, or (ii) such a notice has been submitted, and on or before the fifth business day prior to the date the Company files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (the “SEC”) (regardless of whether thereafter revised or supplemented), the notice has been (1) withdrawn in writing to Secretary of the Company, (2) determined not to be valid notice of nominations, with such determination to be made by the Board of Directors (or a committee thereof), or if challenged in court, by a final court order, or (3) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

Proposal 2: Ratification of Auditors. The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered routine. Proposal 2 is the only routine matter being submitted to stockholders for approval at the Annual Meeting.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders. However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies. Certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders. All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters’ rights for any matters being presented at the meeting?

No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2022 annual meeting of stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 31, 2021 which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year’s annual meeting. Therefore, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following public notice of the meeting date.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITY HOLDERS

Our Annual Report on Form 10-K for the year ended December 31, 2020, as well as our other SEC filings, are available without charge. If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the Board of Directors,

April 30, 2021 /s/ Ryan W. Oviatt        /s/ Cameron M. Tidball
Ryan W. Oviatt            Cameron M. Tidball                                                            Co-Chief Executive Officer    Co-Chief Executive Officer

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Board of Directors currently has five members. The size of the Board will remain at five members following the Annual Meeting. Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.

The Nominating and Governance Committee (the “Nominating Committee”) is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The Nominating Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the Nominating Committee considers, among other things:

•Education, background, skills, and experience that provide knowledge of business, financial, governmental, or legal matters relevant to our business or to our status as a public company;

•A high level of personal and professional ethics, integrity, and values;

•A reputation for exercising good business judgment;

•Commitment to representing the long-term interests of our stockholders;

•The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs; and

•Sufficient available time to fulfill the responsibilities of a member of the Board.

The Nominating Committee also considers whether individuals satisfy the independence criteria set forth in the Nasdaq listing standards, as well as any special criteria applicable to service on various standing committees of the Board. Our Board and the Nominating Committee believe it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.

The Nominating Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, differing viewpoints and other qualities necessary to the Board's ability to oversee and guide the business and affairs of the organization. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote enough time and attention to the affairs of the organization. When the Nominating Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board (1) considers candidates that the Nominating Committee recommends; (2) considers the optimum size of the Board; (3) determines how to address any vacancies on the Board; and (4) determines the composition of all Board committees.

Upon the recommendation of our Nominating Committee, the Board has identified and nominated five individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, or until their successors are duly elected and qualified. Brenton W. Hatch, Colleen Larkin Bell, Ryan W. Oviatt, Daren J. Shaw, and Ronald R. Spoehel have been nominated by the Nominating Committee to stand for election as directors. Messrs. Hatch, Oviatt, Shaw and Spoehel and Ms. Bell currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above. Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve. However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	70	Executive Chairman and Director	November 2008	October 2008
Ryan W. Oviatt	47	Co-Chief Executive Officer, Co-President, and Chief Financial Officer and Director	October 2018	September 2015
Colleen Larkin Bell	61	Director	August 2020	N/A
Daren J. Shaw	64	Director	August 2013	N/A
Ronald R. Spoehel	63	Director	October 2013	N/A

A brief description of the background and business experience of each nominee follows:

Brenton W. Hatch. Mr. Hatch transitioned from his prior role as Chief Executive Officer and President of the Company to serve as Executive Chairman through June 30, 2021. Mr. Hatch has served as Chairman of the Board since November 2008. Mr. Hatch formerly served as Chief Executive Officer of the Company and was responsible for overseeing the day-to-day operations of the Company from October 2008 to July 2020. Mr. Hatch co-founded the Company’s wholly owned subsidiary, Profire Combustion, Inc. in 2002. Prior to founding Profire Combustion, between 2001 and 2002, Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada. In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies. Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance. From 1989 to 2000, Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an

educational services company based in Edmonton, Alberta, Canada. Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services. During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide. Mr. Hatch earned a bachelor’s degree in education from the University of Alberta in 1974. Mr. Hatch is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company. We considered Mr. Hatch’s experience as a founder and his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Ryan W. Oviatt. Mr. Oviatt is the Co-Chief Executive Officer & Chief Financial Officer, and Treasurer of the Company, with responsibility over all finance, accounting, operations, human resources, information technology, health, safety, and environment, quality control, and compliance functions of the Company. Mr. Oviatt has served as Co-Chief Executive Officer of the Company since July 2020, as Chief Financial Officer of the Company since September 2015 and has served as a Director since October 2018. Previously, Mr. Oviatt was a Senior Manager at Rio Tinto, a publicly-traded, international mining and metals company. During his time with Rio Tinto he held significant responsibility for Sarbanes-Oxley compliance, financial reporting analysis, and other special projects from 2005-2015. He also managed value-tracking and reporting within the company, leading to enhanced cash flow and reduced costs. Additionally, Mr. Oviatt served on technical committees relating to international tax, finance, and development of a significant international Rio Tinto mining operation. He also helped mentor and develop personnel and management. Prior to Rio Tinto, Mr. Oviatt was an Audit Manager at Ernst & Young, LLP from 2000-2005, where he audited both public and private clients, including oil and gas companies. Mr. Oviatt received his bachelor’s degree in accounting from Westminster College, and master’s degree in accountancy from Brigham Young University. He is a certified public accountant in Utah. We considered Mr. Oviatt’s extensive management experience as well as his experience and leadership in other senior financial roles in public companies in determining that he should serve as an officer and director of the Company.

Colleen Larkin Bell. Ms. Bell served as Vice President and General Manager of Dominion Energy Western Distribution, Gas Infrastructure Group. She was responsible for all company functions related to the delivery of natural gas to over 1,000,000 homes and businesses in the western United States. She carries an extensive background of over 30 years in both law and the natural gas and energy industries. Prior to the merger with Dominion Energy in 2016, she served as Vice President and General Counsel for Questar Corporation, holding primary responsibility over Questar Corporation’s legal and insurance departments. She reported directly to the company’s chief executive officer and was the chief legal advisor to Questar’s board of directors. Ms. Bell has received a myriad of prestigious awards and accolades over the course of her tenure and is active in a number of charitable and other organizations, including serving on the Utah Energy Infrastructure Authority Board of Directors from 2016 to present, serving as the Chair for Women United, as well as serving on the United Way of Salt Lake Board of Directors from 2016 to 2019. She received her bachelor’s degree in English, with a minor in political science from the University of Utah and her law degree from the S.J. Quinney College of Law, University of Utah. We considered Ms. Bell’s extensive management experience, awarded legal expertise, and years of active management in the oil and gas industry in determining that she should serve as a director of the Company.

Daren J. Shaw. Mr. Shaw has served for more than 30 years in leadership capacities with several financial services firms. Mr. Shaw retired as Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm in early 2019. During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions. Prior to joining D.A. Davidson & Co. in 1997, Mr. Shaw served for 12 years with Pacific Crest Securities in various roles, including Managing Director. Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing, assisted living, and rehabilitative care services with approximately 232 facilities located in 13 states. He currently serves as Chairman of The Ensign Group’s audit committee and also serves on The Ensign Group’s compensation and nominating/governance committees. We considered Mr. Shaw’s extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel. Mr. Spoehel has over 35 years of board, executive management, investment banking, and private investment experience, from Fortune 500 to technology startups. From 2007 to 2009, he served as the Presidentially-appointed, Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration (NASA). Mr. Spoehel presently serves as Managing Partner of Windrock Capital LLC. He also serves on other U.S. and international private company and advisory boards and has held various board, financial and general management positions with globally operating public and private companies in the U.S., Canada, Latin America, and Europe. Previously, he was a partner in various investment companies and served ten years in investment banking at Lehman Brothers and Bank of America, primarily focused on energy and technology sectors. Mr. Spoehel is a member of the Economic Club of Washington, D.C. Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and Master in Business Administration from the Wharton School, and his Master of Science degree in engineering from the Moore School of Electrical Engineering. We considered Mr. Spoehel’s extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Audit Committee’s approval of transactions with related persons.

During the year ended December 31, 2020, the Company did not engage in any related party transactions, and there are currently no proposed related party transactions.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the SEC reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met with respect to the year ended December 31, 2020.

Director Independence

The Board has determined that of the current directors or nominees, Ms. Bell, Mr. Shaw and Mr. Spoehel qualify as independent directors as that term is defined in the listing standards of the Nasdaq Stock Market. Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. As Messrs. Hatch and Oviatt are employed by the Company, the Board has determined that neither of them is currently independent.

Board Committees

Audit Committee. The Audit Committee of the Board is responsible for the selection, review and oversight of the Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; and the integrity of our reporting practices and evaluation of internal controls and accounting procedures. The Audit Committee is responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Further, all related party transactions are reviewed and approved by the Audit Committee.

The Audit Committee is chaired by Daren J. Shaw and consists of Ms. Bell, Mr. Shaw, and Mr. Spoehel, all of whom qualify as independent directors. The Board believes that Mr. Shaw qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com. The Audit Committee held four meetings during the fiscal year ended December 31, 2020.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board is responsible for identifying and recommending director candidates for nomination by the Board. The Nominating Committee is chaired by Colleen Larkin Bell and consists of Ms. Bell, Mr. Shaw, and Mr. Spoehel, all of whom qualify as independent directors. In general, when the Board determines that expansion of the Board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate’s associates and other means to determine qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company’s stockholders pursuant to the procedures described in this Proxy Statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our Bylaws. Stockholders wishing to recommend candidates should do so in writing to the Nominating Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT 84042. Please refer to the section below entitled “Stockholder Proposals and Director Nominees for Next Annual Meeting” for further information. The Nominating Committee may also consider candidates proposed by current directors, management, employees and others. All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third-party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the Nominating Committee determines that engaging a consultant is in the best interests of the Company. The Board has adopted a written charter to govern the activities of the Nominating Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended December 31, 2020, the Nominating Committee held two meetings.

Compensation Committee. The Compensation Committee of the Board reviews and advises the Board on executive compensation. The Compensation Committee is chaired by Ronald R. Spoehel and consists of Ms. Bell, Mr. Shaw and Mr. Spoehel, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation. It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Co-Chief Executive Officers, recommends to the full Board for approval compensation amounts for the Co-Chief Executive Officers and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Co-Chief Executive Officers and other executive officers.

In September 2020, the Compensation Committee engaged a third-party consultant, Compensation Advisory Partners (“CAP”), to support the Compensation Committee in its efforts to review and advise upon executive compensation. CAP was engaged to assist the Compensation Committee in the following three main areas:

–Provide a collaborative review and approval of a compensation peer group and establish a group of companies that will be used to report market compensation levels and practices for both executive & director compensation;
–Review and advise on executive compensation, including base salary, bonus targets/opportunity, actual bonus payouts, long-term incentive award values, and total direct compensation; and,
–Complete a comprehensive review of director compensation levels and structure. As part of the review CAP was engaged to provide a summary of, among other things, peer company/market pay mix, board structure, details on number of meetings and paid and unpaid directors.

Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees. The Board has adopted a written charter to govern the activities of the Compensation Committee, which is available on our website at www.profireenergy.com. The Compensation Committee held three meetings during the fiscal year ended December 31, 2020.

Board Leadership Structure and Role in Risk Oversight

Currently, our Executive Chairman serves as Chairman of our Board and we do not have an independent lead director. Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time and with our current Executive Chairman is to have a combined Chairman of the Board and Executive Chairman. Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the Board.

We do not have a policy regarding the separation or combination of the roles of Chairman of the Board and Executive Chairman and believe that the separation or combination of these offices is a matter for discussion and determination by the Board. The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full Board. Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of Audit Committee Regarding 2020 Audited Financial Statements

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2020, and (ii) management’s assessment of the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2020. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Daren J. Shaw
Colleen Larkin Bell
Ronald R. Spoehel

Board Meetings and Attendance at Annual Meetings

The Board held six meetings during our fiscal year ended December 31, 2020. In 2020, each director attended more than 75% of the aggregate total number of meetings of the Board held during the period and the total number of meetings held by all committees of the Board on which they served.

Although it is not mandatory for directors to attend annual meetings of stockholders, each director is encouraged to attend meetings of stockholders. The Company held its last annual meeting of stockholders on June 17, 2020, and five out of the five directors then serving were in attendance.

Communications with Directors

Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042. The Chairman of the Board will review and forward to the appropriate members of the Board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the Board or that he otherwise determines requires their attention.

Employee, Officer and Director Hedging

The Company has adopted a policy regarding insider trading both to satisfy the Company’s obligation to prevent insider trading and to help Company personnel avoid the severe consequences associated with violations of insider trading laws. The Company considers it improper and inappropriate for any director, officer, or other employee of the Company to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that directors, officers and other employees may not engage in short sales, publicly-traded options, margins accounts and pledges, and hedging transactions. An exception to the prohibition of pledges exists where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities.

Compensation of Directors and Executive Officers

The following table sets forth information regarding our Principal Executive Officers and our Chief Financial Officer who served during 2020. These individuals are referred to herein as “named executive officers” or “NEOs”. Please refer to the section above entitled “Board Nominees for Election of Directors” for Mr. Hatch’s and Mr. Oviatt’s biographical information.

Name	Age	Positions Held	Director Since	Named Executive Officer Since

Brenton W. Hatch	70	Executive Chairman	November 2008	October 2008
Ryan W. Oviatt	47	Co-CEO, Co-President, CFO	October 2018	September 2015
Cameron M. Tidball	44	Co-CEO, Co-President	N/A	March 2018
Jay G. Fugal	37	VP of Operations	N/A	March 2018
Patrick D. Fisher	43	VP of Product Development	N/A	April 2019

Cameron M. Tidball. Mr. Tidball commenced serving as the Company’s Co-Chief Executive Officer and Co-President of the Company in July 2020. Mr. Tidball is responsible for the strategic direction and day-to-day operations of the Company and management of sales and marketing efforts, development of products and technologies, and expansion of markets and industries. Mr. Tidball previously served as the Company’s Chief Business Development Officer from March 2008 to July 2020 and was responsible for all sales and marketing initiatives, business and product development, and service delivery. Mr. Tidball joined the Company in 2010 as a Regional Sales Manager and in 2012 he became the Vice President of Sales and Marketing. Prior to joining the Company, Cameron worked for Direct Energy from 2008 through 2010, where he held a Senior Management position managing customer care operations for the provinces of Alberta and British Columbia. Before his time at Direct Energy, he was employed from 2003 through 2008 at TELUS, a Canadian telecommunications company, where he managed customer experience strategies and initiatives for a network of global call centers. Mr. Tidball earned a Bachelor of Commerce degree in Marketing & Management Science from the University of Alberta. He also received a technical diploma in Engineering Design from the Northern Alberta Institute of Technology.
Jay G. Fugal. Mr. Fugal commenced serving as the Company’s Vice President of Operations in March 2018. Mr. Fugal has been with the Company since 2012 when expansion in the US needed greater focus and support to bring highly innovated products to market. Mr. Fugal has been a key leader in the expansion efforts since 2012 and oversees the Human Resource and Operations departments. Mr. Fugal is highly trained in Six Sigma and Lean Management and is just as passionate about the success of the Company’s employees as he is the customers of Profire. Prior to joining the Company, Mr. Fugal was the Director of Human Resources at Niels Fugal Sons Company, a well-known leader in the telecommunications and natural gas industry. It was here that Mr. Fugal developed his passion for people and the operations of business. Mr. Fugal holds a Bachelor of Science degree in Business Management from Utah Valley University, where he held several leadership roles in student government.

Patrick Fisher. Mr. Fisher commenced serving as the Company’s Vice President of Product Development in April of 2019. Mr. Fisher is responsible for overseeing the direction and focus of product development for the company. Mr. Fisher joined the Company in 2009 and working on product research and development. He oversees many aspects of new product development and existing product maintenance, from determining the customer's needs, through development and production ramp-up, to launching the product into the market and long-term support. Mr. Fisher started at the Company as the sole member of the R&D team and, together, one external contractor developed the PF2100 BMS, which has been Profire's flagship product for a decade. Mr. Fisher built the R&D team from the ground up. Prior to working at the Company, Mr. Fisher worked as a product developer at Eleven Engineering. During his time there, he gained experience in electronics hardware development and learned much about engineering culture and collaboration. He was involved in various aspects of the development cycle, including a stint in China ramping up production. Mr. Fisher studied Engineering at Red Deer College and completed his education at NAIT in Electronics Engineering Technology.

Executive Compensation Highlights: Principles and Objectives

Our executive compensation program is designed to:

•Link pay to performance;

•Attract and retain talented executive officers and key employees;

•Emphasize performance-based compensation to motivate executives and key employees;

•Reward individual performance; and

•Encourage long-term commitment to the Company and align the interests of executives with stockholders.

We meet these objectives through the appropriate mix of compensation, including:

•Annual base salary;

•Short-term incentives; and

•Long-term incentives, consisting of equity awards tied to performance and restricted stock units (“RSU’s”).

The following table summarizes the total compensation paid to our NEOs.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (2)	Stock Awards ($)	Option Awards ($)(1)	Nonequity incentive plan compensation ($)	All Other Compensation ($)	Total ($)
Brenton W. Hatch	2020	$374,292	$154	$ -	$ -	$ -	$ -	$374,446
Executive Chairman	2019	$409,692	$264	$256,186(3)	$ -	$ 256,186(3)	$ -	$922,328

Ryan Oviatt	2020	$258,942	$154	$10,668(4)	$84,390	$ -	$ -	$354,154
Co-CEO, Co-President, CFO	2019	$256,058	$264	$89,538 (3,4)	$ -	$ 56,041(3)	$ -	$401,900

Cameron Tidball	2020	$249,934	$120	$8,320(4)	$84,390	$ -	$ -	$342,764
Co-CEO, Co-President	2019	$244,592	$280	$69,690(3,4)	$ -	$ 52,454(3)	$ -	$367,016

Jay Fugal(8)	2020	$160,744	$154	$8,992(4,6)	$51,810	$ -	$ -	$221,700
VP of Operations

Patrick Fisher(7,8)	2020	$120,998	$120	$12,480(4,6)	$51,810	$ -	$ -	$185,408
VP of Product Development

1.The amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, of the awards, excluding the effect of estimated forfeitures. The fair value of each equity award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in Note 12 to our audited financial statements for the Fiscal Year ended December 31, 2020 included in the Annual Report on Form 10-K.
2.In December 2019 Messrs. Hatch, Oviatt, and Tidball received a Christmas bonus that is calculated and awarded to have all employees take home $200 after taxes. In December 2020 Messrs. Hatch, Oviatt, Tidball, Fugal, and Fisher received a Christmas bonus that was calculated and awarded to have all employees take home $100 after taxes.
3. In April 2019 the Company entered into an executive incentive plan with Messrs. Hatch, Oviatt, and Tidball with respect to fiscal 2019 performance (the “2019 Executive Incentive Plan”), and pursuant to that plan the Board approved a bonus to Mr. Hatch of $512,371, a bonus to Mr. Oviatt of $112,081, and a bonus to Mr. Tidball of $104,908. Pursuant to the 2019 Executive Incentive Plan, the bonus payment was paid approximately 50% in cash and 50% in stock. The stock portion of the bonus payment was paid by granting shares of restricted stock under the Company’s 2014 Equity Incentive Plan, which were fully vested on the date of grant. The number of shares awarded was 212,512 to Mr. Hatch, 46,487 to Mr. Oviatt, and 43,511 to Mr. Tidball. These bonuses were paid to the executives in March 2020.
4.This number includes the stock bonus described in footnote 3 as well as restricted stock units awarded on April 22, 2019 pursuant to a Long-Term Incentive Plan approved by the Board.

Under the Long-Term Incentive Plan, Mr. Oviatt could receive up to 66,213 shares, Mr. Tidball could receive up to 51,646 shares, Mr. Fugal could receive up to 35,313 shares, and Mr. Fisher could receive up to 24,862 shares assuming all performance metrics reach the "outstanding" threshold. 33% of each participant’s restricted stock units are subject to time-based vesting and the remaining 67% may vest based on performance metrics. If the highest level of performance metrics is achieved, the grant date fair value of the grant under the Long-Term Incentive Plan for Mr. Oviatt is $102,630, for Mr. Tidball is $80,051, for Mr. Fugal is $54,735, and for Mr. Fisher is $38,536. The time-vesting portion of the award vests 1/3 annually on December 31 over three years starting in 2019. Pursuant to the time-vesting portion of the award, Mr. Oviatt received 7,357 shares, and Mr. Tidball received 5,738 shares on December 31, 2019. Additionally and pursuant to the time vesting portion of the award Mr. Oviatt received 7,357 shares, Mr. Tidball received 5,738 shares, Mr. Fugal received 3,924 shares, and Mr. Fisher received 2,762 shares on December 31, 2020. The expected remaining value of this award as of March 31, 2021 is $10,668 for Mr. Oviatt, $8,895 for Mr. Tidball, $6,082 for Mr. Fugal, and $4,283 for Mr. Fisher assuming all remaining time-vesting shares are awarded and no performance-vesting shares are awarded based on current expectations of revenue growth rate not meeting target, operating income as a percentage of revenue not meeting target, and return on invested capital (“ROIC”) not meeting target.
5.This number includes a $15,000 CAD bonus awarded to Mr. Fisher prior to his appointment as an executive officer.
6.Prior to being named executive officers the Board approved restricted stock unit awards to Messrs. Fugal and Fisher in March 2018. Pursuant to the award Mr. Fugal is entitled to receive up to 10,000 shares and Mr. Fisher is entitled to receive up to 7,500 shares. The shares vest in five equal installments annually on the anniversary of the date of grant which was March 6, 2018. Additionally in 2019 the Board approved a restricted stock unit award to Mr. Fisher. The 2019 award entitled Mr. Fisher to receive up to 12,000 shares. The shares vest in four equal installments annually on the anniversary of the date of grant which was March 14, 2019.
7.Mr. Fisher’s salary is paid in CAD. The table above reflects the US Dollar equivalent of his salary on an exchange rate of $0.80033 CAD to $1 USD (the exchange rate as of December 31, 2020).
8.There is no compensation information for Messrs. Fugal and Fisher for the year 2019 because they were not NEO’s prior to 2020.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer. Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition local market, and labor conditions.

The Company entered into amended and restated employment agreements with Messrs. Hatch and Oviatt in August 2017, retroactive to July 1, 2017. These agreements superseded the employment agreements that were previously in place. Mr. Hatch's new agreement provided for an increase in Mr. Hatch’s annual base salary to $400,000 on January 1, 2018 as a result of the Company meeting its budgeted projections for revenue and EBITDA for 2017. Mr. Hatch’s annual base salary is subject to annual review by the compensation committee of the Board. Mr. Oviatt's new agreement provided for an increase in Mr. Oviatt's annual base salary to $250,000 on January 1, 2018 as a result of the Company meeting its budgeted projections for revenue and EBITDA for 2017. Mr. Tidball entered into an employment agreement dated March 1, 2018 which set an annual base salary of $234,000. Mr. Fugal entered into an employment agreement dated March 1, 2018 which set an annual base salary of $160,000.

On February 28, 2019 the Compensation Committee approved a 3% increase in annual base salary for Messrs. Hatch, Oviatt, Tidball and Fugal. Pursuant to the 3% increase, Mr. Hatch’s annual base salary was $412,000, Mr. Oviatt’s annual base salary was $257,500 and Mr. Tidball’s annual base salary was $241,020, in each case until July 2, 2020 when new employment agreements were signed as described below. Pursuant to the 3% increase, Mr. Fugal’s annual base salary was $164,800.

Mr. Fisher entered into an employment agreement dated April 30, 2019 which set an annual base salary of $155,000 CAD.

On July 2, 2020, the Board of Directors approved certain changes to the executive management team of the Company. Pursuant to these changes, Brenton W. Hatch transitioned from Chief Executive Officer and President of the Company to Executive Chairman. Ryan W. Oviatt was promoted to Co-Chief Executive Officer, Co-President, and Chief Financial Officer of the Company. Cameron M. Tidball was also promoted to Co-Chief Executive Officer and Co-President of the Company. In connection with these appointments, the Company entered into amended employment agreements with Mr. Hatch, Mr. Oviatt and Mr. Tidball, as more fully described below.

On July 2, 2020, the Company and Mr. Hatch entered into a Second Amended and Restated Employment Agreement (“Hatch Agreement”). Pursuant to the Hatch Agreement, Mr. Hatch transitioned from his prior role as Chief Executive Officer and President of the Company to serve as Executive Chairman through June 30, 2021. As the Company’s Executive Chairman, in addition to other executive-level duties determined by the Board, Mr. Hatch will continue to serve as Chairman of the Board. Also pursuant to the Hatch Agreement, beginning July 1, 2021, Mr. Hatch will transition from the role of Executive Chairman to Special Advisor for the executive officers of the Company. Mr. Hatch will serve as a Special Advisor through June 30, 2022 (“Special Advisor Term”). During this Special Advisor Term, Mr. Hatch will continue to serve as Chairman of the Board and will advise the Company executives on items including, but not limited to, major projects, investor relations, and management succession planning. Pursuant to the Hatch Agreement Mr. Hatch will be paid an annual base salary of $350,000 for the period from July 2, 2020 through December 31, 2020.

Also, on July 2, 2020, the Company entered into a Second Amended and Restated Employment Agreement with Ryan W. Oviatt (the “Oviatt Agreement”) and an Amended and Restated Employment Agreement with Cameron M. Tidball (the “Tidball Agreement” and, together with the Oviatt Agreement, the “CEO Agreements”).

The CEO Agreements provide that each Mr. Oviatt and Mr. Tidball will receive a salary based on an annualized base salary of $275,000 USD for the period of July 2, 2020 through December 31, 2020.

The annual salaries of Messrs. Hatch, Oviatt, Tidball, Fugal and Fisher are otherwise subject to review by the Compensation Committee annually.

Due to the impact of the COVID-19 pandemic the Company’s executive management team elected to temporarily reduce wages for all employees (“Furlough”). As part of the Furlough management elected not to participate in any incentive and bonus plans in fiscal year 2020. The Furlough reduced the salary owed to the NEOs by 8% effective in August 2020 throughout the remainder of fiscal year 2020. A Third Amended and Restated Employment Agreement reflecting this reduction with the NEO’s was signed in April 2021.

Bonuses

The Board may make cash awards to our NEOs and employees that are not part of any pre-established, performance-based criteria. Awards of this type are completely discretionary and subjectively determined by our Board of Directors at the time they are awarded. In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”

On April 22, 2019, the Board approved the 2019 Executive Incentive Plan for Brenton W. Hatch, then the Company’s President and Chief Executive Officer, Ryan W. Oviatt, the Company’s Chief Financial Officer, Cameron M. Tidball, then the Company’s Chief Business Development Officer, Jay Fugal, the Company’s Vice President of Operations, and Patrick Fisher, the Company’s Vice President of Product Development for the Company’s 2019 fiscal performance. Under that plan, each participating executive officer was assigned a target bonus amount for fiscal 2019. The target bonus amount for Mr. Hatch was $412,000, the target bonus amount for Mr. Oviatt was $90,125, and the target bonus amount for Mr. Tidball was $84,357. The performance goals in the 2019 plan were based on the Company’s total revenue, net income, free cash flow, and non-financial product development milestones for fiscal 2019. Each of these performance goals is weighted 25% in calculating bonus amounts.

The bonus amounts earned under the 2019 Executive Incentive Plan were paid 50% in cash and 50% in shares of restricted stock under the plan. In no event could the total award exceed 200% of the target bonus amount for each participant, or exceed any limitations otherwise set forth in the plan. The actual bonus amounts were determined by the Compensation Committee upon the completion of fiscal year 2019 and paid by March 15, 2020, subject to all applicable tax withholding. The bonuses paid under the plan were $512,371 to Mr. Hatch, $112,081 to Mr. Oviatt, and $104,098 to Mr. Tidball.

Equity Awards

Under the 2014 Equity Incentive Plan, the Compensation Committee, together with the Board, may elect to grant equity awards to the Company’s NEOs in the form of stock purchase options, restricted stock or restricted stock units. The Compensation Committee and the Board determine whether and how much to award based on numerous factors including, but not limited to, Company performance, individual performance, competitive compensation practices, and incentive alignment. If the equity awards are granted, the Compensation Committee and the Board will determine the terms of the grant, including vesting, forfeiture, and dividend or voting rights, if any. In the event this type of equity award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Stock Awards.”

The Company Entered into a Long-Term Incentive Plan with Messrs. Oviatt , Tidball, Fugal, and Fisher in April 2019. The 2019 Long-Term Incentive Plan consists of total awards of 66,213 restricted stock units to Mr. Oviatt, 51,646 units to Mr. Tidball, 35,313 restricted stock units to Mr. Fugal, and 24,862 restricted stock units to Mr. Fisher pursuant to two separate Restricted Stock Unit Award Agreements entered between the Company and each participant. One such agreement covers the 33% of each participant’s units that are subject to time-based vesting, and the other such agreement covers the remaining 67% of such participant’s units that may vest based on performance metrics. Upon vesting, the award agreements entitle the award recipients to receive one share of the Company’s common stock for each vested unit. The vesting period of the 2019 Long-Term Incentive Plan began on January 1, 2019 and terminates on December 31, 2021.

The units awarded pursuant to the 2019 Long-Term Incentive Plan that are subject to time-based vesting, vest in three equal annual installments beginning December 31, 2019, and ending on December 31, 2021, if the participant's employment continues with the Company through such dates.

The units awarded pursuant to the 2019 Long-Term Incentive Plan that are performance-based restricted stock units vest based upon the following Company performance metrics:

Performance Metric	Weight	Target	Above Target	Outstanding
Three Year Average Revenue Growth Rate	1/3%	7.5%	10%	12.5%
Operating Income as a Percentage of Revenue (Three Year Target)	1/3%	8%	10%	12%
Return on Invested Capital (Three Year Target)	1/3%	12%	17%	21%

One-third of such performance-vesting units may vest for each of the three performance metrics identified in the table above. The number of units that will vest for each performance metric shall be determined as follows: (i) if the “Target” level for such performance metric is not achieved, none of the units relating to such performance metric will vest; (ii) if the “Target” level (but no higher level) for such performance metric is achieved, 50% of the units relating to such performance metric will vest; (iii) if the “Above Target” level (but no higher level) for such performance metric is achieved, 75% of the units relating to such performance metric will vest; and (iv) if the “Outstanding” level for such performance metric is achieved, 100% of the units relating to such performance metric will vest.

On July 2, 2020 the Board approved nonqualified stock option awards to each of Messrs. Oviatt and Tidball. Each of Mr. Oviatt and Mr. Tidball were granted options to purchase 100,000 shares. One-third of the options vest annually on the anniversary of the date of grant. The options expire on July 2, 2024.

On August 21, 2020 the Board approved nonqualified stock option awards to each of Messers. Fugal and Fisher. Each of Mr. Fugal and Mr. Fisher were granted options to purchase 66,000 shares. One-third of the options vest annually on the anniversary of the date of grant. The options expire on August 21, 2024.

Employer Benefit Plans

The Company has a 401(k) plan for all U.S. Company employees, and a Registered Retirement Savings Plan for all Canadian Company employees, in which the executive officers may choose to participate. The plans provide a Company paid match, which is capped at a maximum of 4% of the employee’s annual base salary or annualized hourly pay. In the future, the Board of Directors may adopt other plans as it deems reasonable under the circumstances.

Say-on-Pay

At our annual stockholder meeting held on June 17, 2020, we solicited an advisory vote of our stockholders to approve the compensation packages proposed to be paid to our named executive officers. Of the 42,438,972 shares represented at the meeting by valid proxies and ballots, 41,762,582 voted to approve the compensation proposals. As determined by our stockholders at our annual stockholder meeting held in June 2019, we intend to hold a nonbinding advisory vote on our executive compensation every two years.

Employment Agreements

In addition to the salary described above, each of the employment agreements with Messrs. Oviatt, Hatch, Tidball, Fugal, and Fisher provides that the executive each will devote, on a full-time basis, his best ability and talents to the business of the Company. The agreements prohibit each executive from providing consulting services or accepting employment with any other party unless pre-approved by the Company. The agreements provide that the executives are entitled to:

•An annual bonus determined by the Compensation Committee in accordance with the terms and eligibility requirements of the Company’s then-current Executive Incentive Plan;

•Participate in the Company's then current Long-Term Incentive Plan;

•Fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company;

•Participate in employee benefit plans;

•Paid time off in accordance with the Company’s policies; and

•Reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by the executive in connection with the performance of the executive’s duties hereunder in accordance with the Company’s expense reimbursement policies and procedures.

Termination and Change in Control

The employment agreements contain provisions for payment in the event of termination of employment. Under their employment agreements, Messrs. Hatch, Oviatt, and Tidball are entitled to the following payments in the event of termination of employment:

•Without Cause. The employee may be terminated without cause at any time, but with 90 days’ prior written notice. If terminated without cause, the Company shall pay the employee, as a severance allowance, his continued base salary for 8 months for Mr. Fugal, 8 months for Mr. Fisher, and for the remaining employment term for Mr. Hatch. If terminated without cause, the Company shall pay Messrs. Tidball and Oviatt an amount equal to 1.5 times their then applicable base salary payable over 12 months following their termination. Additionally, Messrs. Hatch, Oviatt, Tidball, Fugal, and Fisher will be entitled to a payment equal to the product of: (i) the annual bonus, if any, that the employee would have earned for the calendar year in which the termination date occurs based on achievement of the applicable performance goals for such year; and (ii) a fraction, the numerator of which is the number of days the employee was employed by the Company during the year of termination and the denominator of which is the number of days in such year.

•For Cause. If terminated for cause the individual shall be entitled to receive any accrued but unpaid base salary and accrued but unused vacation which shall be paid on the Company’s next pay date immediately following the termination date and reimbursement for unreimbursed business expenses properly incurred by the employee, which shall be subject to and paid in accordance with the Company’s expense reimbursement policy.

•By Resignation With Good Reason. If the employee resigns with good reason, he shall be entitled to receive the same compensation as being terminated without cause.

•By Resignation without Good Reason. If the employee resigns without good reason, he shall be entitled to receive the same compensation as being terminated for cause.

•For Disability or Death. The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions. In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause except Mr. Fugal’s severance period will be reduced to 6 months, and Mr. Fisher’s severance period will be reduced to 8 months.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at End of Fiscal Year 2020

Name	Option awards				Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (2)
(a)	(b)	(c)	(e)	(f)	(i)	(j)
Brenton W. Hatch	--	--	--	--	--	--
Ryan W. Oviatt	--	100,000(1)	$0.8439	7/2/2024	51,499(3,4)	$43,929(2)
Cameron M. Tidball	--	100,000(1)	$0.8439	7/2/2024	40,170(3,4)	$34,265(2)
Jay G. Fugal		66,000(7)	$0.785	8/21/2024	31,465(3,4,5)	$ 26,840
Patrick D. Fisher		66,000(7)	$0.785	8/21/2024	28,338(3,4,6)	$ 24,172
1.Vesting shall occur on the anniversary date of the date of grant which was July 2, 2020, with one-third of the total shares vesting on the first three anniversaries of the date of grant.
2.Calculated based on the closing stock price reported on the NASDAQ Stock Market on December 31, 2020 at $0.8530 per share.
3.Includes performance-based restricted stock units awarded in 2019 that vest over a three-year performance period based on attainment of specific criteria set by the Compensation Committee as set forth in the executive’s applicable Long-Term Incentive Plans.
4.Includes restricted stock units that vest in three annual installments starting on December 31, 2019 pursuant the executive’s 2019 Long-Term Incentive Plan as discussed above.
5.Includes restricted stock units that vest in five annual installments starting on March 6, 2019, pursuant to a restricted stock award granted on March 6, 2018.

6.Includes restricted stock units that vest in five annual installments starting on March 6, 2019, pursuant to a restricted stock unit award granted on March 6, 2018. Also includes restricted stock units that vest in four annual installments starting on March 14, 2020, pursuant to a restricted stock unit award granted on March 14, 2019.
7.Vesting shall occur on the anniversary date of the date of grant which was August 21, 2020, with one-third of the total shares vesting on the first three anniversaries of the date of grant.

Director Compensation

Neither Mr. Hatch nor Mr. Oviatt received compensation for serving on our Board during the 2019 fiscal year or the 2020 Fiscal year. For details regarding the compensation received by each of these directors, please see Summary Compensation Table on page 25 of this Proxy Statement.

Each of our non-employee directors receives monthly cash remuneration of $3,000 for their service. Each non-employee director is granted an equity award annually, with the amount determined by the Board (of which 50% vests on the date of grant and the remaining 50% vests at the one-year anniversary of the date of grant). Under our 2014 Equity Incentive Plan, the Board may grant our non-employee directors options to purchase common stock or restricted stock units; based on determinations of which award would best align the interests of our stockholders and our non-employee directors. Due to the impact of the COVID-19 pandemic on the Company, the Board elected on June 17, 2020 to temporarily reduce the monthly cash remunerations to non-employee directors to $1,750 for the remainder of fiscal year 2020. Effective August 3, 2020, Mr. Arlen Crouch resigned from the Board of Directors. On July 30, 2020, the Board appointed Colleen Larkin Bell to serve as a director to fill the vacancy resulting from Mr. Crouch’s resignation, effective August 3, 2020. Ms. Bell was awarded the same compensation as the existing non-employee directors on a pro rata basis for the shortened term from August 2020 until the Company’s next annual meeting in June 2021.

The following table describes the components of the compensation for our independent directors during our 2020 fiscal year:

Name	Year	Fees Earned or Paid in Cash	Stock Awards ($)[1]	Option Awards ($)	Total

Colleen Larkin Bell	2020	$8,750	$73,184	-0-	$81,934

Daren J. Shaw	2020	$26,000	$84,000	-0-	$110,000

Ronald R. Spoehel	2020	$26,000	$84,000	-0-	$110,000

Arlen B. Crouch	2020	$17,331	$84,000	-0-	$101,331

1.On June 17, 2020 each non-employee director was awarded 90,322 RSUs, 50% of which vested upon grant and 50% which vest on June 17, 2021. Since Mr. Crouch resigned from the Board prior to the vesting of the latter 50% he will not receive those RSUs. On August 22, 2020 Ms. Bell was awarded 92,934 RSUs, 50% of which vested upon grant and 50% which vest on June 17, 2021. The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, of awards of RSUs made to non-employee directors for the fiscal year ended December 31, 2020 but exclude an estimate for forfeitures. The fair value of each equity award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in Note 11 to our audited financial statements for the Fiscal Year ended December 31, 2020 included in the Annual Report on Form 10-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth as of April 19, 2021, the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 48,021,696 outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Named Executive Officers and Directors:

Common	Brenton W. Hatch(1) 321 South 1250 West Lindon, UT 84042	9,022,033	19%

Common	Ryan W. Oviatt 321South 1250 West, Lindon Utah	200,569	*%

Common	Daren J. Shaw(2) 321 South 1250 West Lindon, UT 8404	348,140	*%

Common	Ronald R. Spoehel(2) 321 South 1250 West Lindon, UT 8404	315,304	*%

Common	Colleen Larkin Bell(5) 321 South 1250 West Lindon, UT 8404	46,467	*%

Common	Cameron M. Tidball(3) 9671 283 Street Acheson, AB T7X 6J5	338,917	*%

Common	Jay G. Fugal(3) 321 South 1250 West Lindon, UT 8404	35,580(5)	*%

Common	Patrick Fisher(4) 9671 283 Street Acheson, AB T7X 6J5	100,107	*%

All executive officers and directors as a group (8 persons)		10,407,117	22%

Names of Beneficial Owners of 5% or More of Outstanding Stock:

Common	Harold Albert 9671 283 Street Acheson, AB T7X 6J5	4,520,500	9%

Common	Askeladden Capital Management, LLC 129 Timberline Drive North Colleyville, TX 76034	3,408,39(6)	7%

Common	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,576,664(7)	5%
	TOTAL	20,912,675	44%

1.Mr. Hatch is a director of the Company, and currently serves as Executive Chairman. Mr. Hatch’s share number consists of 816,473 shares of common stock owned directly by Mr. Hatch; and 8,205,560 shares owned by the Hatch Family Holding Company, LLC, of which Mr. Hatch is the sole member.
2.Messrs. Shaw and Spoehel currently serve as non-employee directors of the Company. Share numbers include 19,953 RSUs granted in fiscal year 2015, currently vested, 80,000 RSUs granted in fiscal year 2016, currently vested, 69,422 RSUs granted in fiscal year 2016-T, currently vested, 32,027 RSU's granted in fiscal year 2017, currently vested, 17,427 RSUs granted in fiscal year 2018, currently vested, 61,314 RSUs granted and vested in fiscal year 2019 and 45,161 RSUs granted and vested in fiscal year 2020.
3.Messrs. Tidball and Fugal were appointed by the Company’s Board of Directors as executive officers on March 6, 2018. Mr. Tidball currently serves as the Company’s Co-CEO and Co-President and Mr. Fugal currently serves as the Company’s Vice President of Operations.
4.Mr. Fisher is the Company’s Vice President of Product Development and was appointed on February 28, 2019.
5.Ms. Bell currently serves as non-employee director of the Company. Share numbers include 46,467 RSUs granted and vested in fiscal year 2020.
6.This amount is based solely on the first amendment to Schedule 13G filed with the SEC on February 16, 2021 by Askelladen Capital Management, LLC.
7.This amount is based solely on Amendment No. 11 to Schedule 13G filed with the SEC on February 8, 2021 by The Vanguard Group. Of these shares, The Vanguard Group has the (i) sole power to vote or direct the vote with respect to 0 of these shares, (ii) shared power to vote or direct the vote with respect to 1,215 of these shares, (iii) sole power to dispose or direct the disposition of 2,568,367 of these shares, and (iv) shared power to dispose or direct the disposition of 8,297 of these shares.

* Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Vote Required

Each Board nominee shall be elected if the number of votes cast for such nominee’s election exceeds the number of votes cast against the nominee’s election, with eligible votes being shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The Board recommends a vote “FOR” each of the nominees under Proposal 1.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2021 and recommends that the stockholders vote to ratify such selection. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of SGA to stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests. SGA conducted our most recent audit of our financial statements for the Fiscal Year ended December 31, 2020.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

Fee Category	Fiscal 2020	Fiscal 2019

Audit Fees	$105,918 $105,917.60	$171,541
Tax Fees	$14,119	$11,710
All Other Fees	-0-	-0-
Total	$120,037	$183,251

Audit Fees. Audit fees were for professional services rendered in connection with the audit of our financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees were for professional services rendered in connection with our fiscal 2020 and 2019 tax filings.

Audit Committee Pre-Approval Policies and Procedures. Audit and non-audit services to be performed by our independent registered public accounting firm are required to be pre-approved by our Audit Committee. In our Audit Committee’s charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

The Audit Committee has determined that the services provided by the Company’s independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm. A representative of SGA will be present at the Annual Meeting. He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends a vote “FOR” ratification of the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING
Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2022 Annual Meeting of Stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 31, 2021, which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year’s annual meeting. Therefore, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following public notice of the meeting date.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the SEC, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITY HOLDERS

Our Annual Report on Form 10-K for the year ended December 31, 2020, as well as our other SEC filings, are available without charge. If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the Board of Directors,

April 30, 2021        /s/ Ryan W. Oviatt         /s/ Cameron M. Tidball
Ryan W. Oviatt             Cameron M. Tidball                        Co-Chief Executive Officer    Co-Chief Executive Officer

Appendix A
Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 16, 2021

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2021:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2020 and the proxy card are available via the Internet at:
www.colonialstock.com/Profire2021.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Todd N. Fugal, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on April 19, 2021, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated April 30, 2021, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2 and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – June 16, 2021

[Name and address of stockholder]
Mark this box with an X if you have made changes to your name or address details above.
The Board of Directors recommends a vote “FOR” the election of the nominees specified in Proposal 1 below and that you vote “FOR” the matter under Proposal 2.

1.Election of Directors

	For	Against		For	Against
Brenton W. Hatch			Daren J. Shaw
Ryan W. Oviatt			Colleen Larkin Bell
Ronald R. Spoehel

2.Ratification of Independent Registered Public Accounting Firm

Ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	For	Against	Abstain

Note: The proxies are authorized to vote at their discretion upon such other business as may properly come before the meeting or any and all adjournments thereof.

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.
Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
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